SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

    Aggressive Growth Fund
    Aggressive Growth Fund Institutional Shares
    Growth & Income Fund
    Growth & Income Fund Adviser Shares
    Income Stock Fund
    Income Stock Fund Institutional Shares
    Income Fund
    Income Fund Institutional Shares
    Income Fund Adviser Shares
    Science & Technology Fund
    Science & Technology Fund Adviser Shares
    Short-Term Bond Fund
    Short-Term Bond Fund Institutional Shares
    Short-Term Bond Fund Adviser Shares
    Intermediate-Term Bond Fund
    Intermediate-Term Bond Fund Institutional Shares
    Intermediate-Term Bond Fund Adviser Shares
    High-Yield Opportunities Fund
    High-Yield Opportunities Fund Institutional Shares
    High-Yield Opportunities Fund Adviser Shares
    Small Cap Stock Fund
    Small Cap Stock Fund Institutional Shares
    Capital Growth Fund
    First Start Growth Fund
    Growth Fund
    Growth Fund Institutional Shares
    Money Market Fund
    Value Fund
    Value Fund Institutional Shares
    Value Fund Adviser Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:   09/29/2011                     /S/ CHRISTOPHER W. CLAUS
      ________________                ___________________________________
                                       Christopher W. Claus
                                       President

                           SECTION 906 CERTIFICATION

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:          USAA MUTUAL FUNDS TRUST

    Aggressive Growth Fund
    Aggressive Growth Fund Institutional Shares
    Growth & Income Fund
    Growth & Income Fund Adviser Shares
    Income Stock Fund
    Income Stock Fund Institutional Shares
    Income Fund
    Income Fund Institutional Shares
    Income Fund Adviser Shares
    Science & Technology Fund
    Science & Technology Fund Adviser Shares
    Short-Term Bond Fund
    Short-Term Bond Fund Institutional Shares
    Short-Term Bond Fund Adviser Shares
    Intermediate-Term Bond Fund
    Intermediate-Term Bond Fund Institutional Shares
    Intermediate-Term Bond Fund Adviser Shares
    High-Yield Opportunities Fund
    High-Yield Opportunities Fund Institutional Shares
    High-Yield Opportunities Fund Adviser Shares
    Small Cap Stock Fund
    Small Cap Stock Fund Institutional Shares
    Capital Growth Fund
    First Start Growth Fund
    Growth Fund
    Growth Fund Institutional Shares
    Money Market Fund
    Value Fund
    Value Fund Institutional Shares
    Value Fund Adviser Shares


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended July 31, 2011, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:   09/28/2011                 /S/ ROBERTO GALINDO, JR.
       ________________          __________________________________
                                   Roberto Galindo, Jr.
                                   Treasurer